Exhibit 99.5

Subject Line: Ambrx and Johnson & Johnson Transaction

Dear [NAME],

I hope this note finds you well. I am reaching out with today’s news regarding the merger agreement between Ambrx and Johnson & Johnson. The press release with additional details can be found here [link to press release].

This is a tremendous development for Ambrx as the transaction will allow us to advance our promising pipeline of next-gen treatments. Importantly, Johnson & Johnson has indicated it intends to continue all of our novel proprietary ADCs in development and in clinical trials, including ARX788 and ARX517.

Please note that there will be no interruption to our ongoing work or engagements, as we will continue to execute across our programs and key business activities. We expect to close the transaction in the first half of 2024, subject to receipt of Ambrx shareholder approval, as well as clearance under the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions. We will keep you apprised of any additional updates. Until closing, Ambrx remains an independent company and will continue to operate as usual.

On behalf of the entire Ambrx team, we value your partnership and look forward to continuing to work together.

Sincerely,

[NAME]

[SIGNATURE]

Forward-Looking Statements

This communication includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed transaction. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will” and similar expressions, are based on Ambrx’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. Factors that could cause actual results and outcomes to differ include, but are not limited to, the following risks and uncertainties relating to the proposed transaction: the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; the satisfaction of closing conditions to the transaction on a timely basis or at all, including the ability to obtain required regulatory and shareholder approvals; uncertainties as to the timing of the transaction; the possibility that competing offers will be made; litigation relating to the transaction; the impact of the transaction on Ambrx’s business operations; incurrence of unexpected costs and expenses in connection with the transaction; financial or other setbacks if the transaction encounters unanticipated problems; and the risks that the proposed transaction diverts management’s attention from Ambrx’s ongoing business operations.

Other important factors that could cause actual results and outcomes to differ materially from those expressed or implied include, but are not limited to, risks related to: Ambrx’s ability to execute on its strategy, including with respect to its R&D efforts, initiation of clinical trials and other anticipated milestones; the development and marketing approval of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with interim, initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; Ambrx’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Ambrx’s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission (the “SEC”) on November 13, 2023, and elsewhere in Ambrx’s reports filed with the SEC. Forward-looking statements contained in this communication are made as of this date, and Ambrx undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Additional Information and Where to Find it

In connection with the proposed acquisition of Ambrx by Johnson & Johnson, Ambrx intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the shareholders of Ambrx in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Ambrx with the SEC. AMBRX’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF JOHNSON & JOHNSON AND AMBRX WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Johnson & Johnson and Ambrx, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Johnson & Johnson and Ambrx make available free of charge at Johnson & Johnson’s website at www.investor.jnj.com and Ambrx’s website at www.ir.ambrx.com, respectively, copies of materials they file with, or furnish to, the SEC. In addition, the proxy statement and other documents filed by Ambrx with, or furnished to, the SEC (when available) may be obtained from Ambrx free of charge by directing a request to Ambrx’s Investor Relations at ir@ambrx.com.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ambrx and its directors, executive officers and employees, including Stephen Glover, Kate Hermans, Janet Loesberg, Pharm. D, Paul Maier, and Margaret Dalesandro, Ph. D., all of whom are members of Ambrx’s Board of Directors, as well as Daniel O’Connor, President, Chief Executive Officer and Director of Ambrx, Andrew Aromando, Chief Operating Officer of Ambrx, and Sonja Nelson, Chief Financial Officer of Ambrx, may be deemed to be participants in the solicitation of proxies from the shareholders of Ambrx in connection with the proposed acquisition. Information regarding Ambrx’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December  31, 2022 of Ambrx Biopharma Inc., a Cayman Islands exempted company and the predecessor registrant to Ambrx (the “Predecessor Registrant”), which was filed with the SEC on March  30, 2023, (ii) the “Proposal 1 – Election of Director,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners and Management” and “Executive Compensation” sections of the definitive proxy statement for the 2023 annual general meeting of shareholders of the Predecessor Registrant, which was filed with the SEC on April  28, 2023, and (iii) the “Security Ownership of Certain Beneficial Owners and Management” and “Executive and Director Compensation” sections of the definitive proxy statement for an extraordinary general meeting of the Predecessor Registrant, which was filed with the SEC on September 15, 2023 (the “September 2023 Proxy Statement”). Any change of the holdings of Ambrx’s securities by its directors or executive officers from the amounts set forth in the September 2023 Proxy Statement have been reflected in the following Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4s, filed by Daniel J. O’Connor, with the filings of the Predecessor Entity on July  7, 2023 and with the filings of Ambrx on October  31, 2023 and December  11, 2023; Form 4s, filed by Sonja Nelson, with the filings of the Predecessor Entity on July 7, 2023, and with the filings of Ambrx on October  31, 2023 and December  11, 2023; Form 4s, filed by Andrew Aromando, with the filings of the Predecessor Entity on July 7, 2023 and with the filings of Ambrx on December  11, 2023; Form 3, filed by Margaret Dalesandro, with the filings of the Predecessor Entity on September 6, 2023; and Form 4, filed by Margaret Dalesandro, with the filings of the Predecessor Entity on September 6, 2023. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Ambrx’s website at www.ambrx.com.